UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
December 22, 2006

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into Definitive Material Agreement

On December 22, 2006, Frozen Food Express Industries, Inc. entered into a definitive agreement where under the Registrant agreed to sell one of its life insurance investments. The form of the agreement is filed herewith as exhibit 10.1 and a news release dated December 22, 2006 is furnished herewith as exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits
(c) EXHIBITS
The following exhibits are filed or furnished pursuant to Item 9.01 of Form 8-K.

10.1	Form of Life Insurance Policy Purchase Agreement.
99.1	Press Release, dated December 22, 2006, regarding sale of life insurance investment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.

Dated: December 26, 2006	By:	/s/ Thomas G. Yetter
Thomas G. Yetter Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title	Page
10.1	Form of Life Insurance Purchase Agreement.	4
99.1	Press Release, dated December 22, 2006, regarding sale of life insurance investment.	7